National Fuel Gas Company Investor Presentation May 2014 Exhibit 99

National Fuel Gas Company
Safe Harbor For Forward Looking Statements

This presentation may contain “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995, including statements regarding future prospects, plans, objectives, goals, projections, estimates of oil and gas quantities, strategies, future events or performance and underlying assumptions, capital structure, anticipated capital expenditures, completion of construction projects, projections for pension and other post-retirement benefit obligations, impacts of the adoption of new accounting rules, and possible outcomes of litigation or regulatory proceedings, as well as statements that are identified by the use of the words “anticipates,” “estimates,” “expects,” “forecasts,”
“intends,” “plans,” “predicts,” “projects,” “believes,” “seeks,” “will,” “may,” and similar expressions.  Forward-looking statements involve risks and uncertainties which could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements.  The Company’s expectations, beliefs and projections are expressed in good faith and are believed by the Company to have a reasonable basis, but there can be no assurance that management’s expectations, beliefs or projections will result or be achieved or accomplished.
In addition to other factors, the following are important factors that, in the view of the Company, could cause actual results to differ materially from those discussed in the forward-looking statements:  factors affecting the Company’s ability to successfully identify, drill for and produce economically viable natural gas and oil reserves, including among others geology, lease availability, title disputes, weather conditions, shortages, delays or unavailability of equipment and services required in drilling operations, insufficient gathering, processing and transportation capacity, the need to obtain governmental approvals and permits, and compliance with environmental laws and regulations;
changes in laws, regulations or judicial interpretations to which the Company is subject, including those involving derivatives, taxes, safety, employment, climate change, other environmental matters, real property, and exploration and production activities such as hydraulic fracturing; governmental/regulatory actions, initiatives and proceedings, including those involving rate cases (which address, among other things, target rates of return, rate design and retained natural gas), environmental/safety requirements, affiliate relationships, industry structure, and franchise renewal; changes in the price of natural gas or oil; changes in price differentials between similar quantities of natural gas or oil sold at different geographic locations, and the effect of such changes on commodity production, revenues and demand for pipeline transportation capacity to or from such locations; other changes in price differentials between similar quantities of natural gas or oil having different quality, heating value, hydrocarbon mix or delivery date;
impairments under the SEC’s full cost ceiling test for natural gas and oil reserves;  uncertainty of oil and gas reserve estimates; significant differences between the Company’s projected and actual production levels for natural gas or oil; changes in demographic patterns and weather conditions; changes in the availability, price or accounting treatment of derivative financial instruments; delays or changes in costs or plans with respect to Company projects or related projects of other companies, including difficulties or delays in obtaining necessary governmental approvals, permits or orders or in obtaining the cooperation of interconnecting facility operators; financial and economic conditions, including the availability of credit, and occurrences affecting the Company’s ability to obtain financing on acceptable terms for working capital, capital expenditures and other investments, including any downgrades in the Company’s credit ratings and changes in interest rates and other capital market conditions; changes in economic conditions, including global, national or regional recessions, and their effect on the demand for, and customers’ ability to pay for, the Company’s products and services; the creditworthiness or performance of the Company’s key suppliers, customers and counterparties; economic disruptions or uninsured losses resulting from major accidents, fires, severe weather, natural disasters, terrorist activities, acts of war, cyber attacks or pest infestation; significant differences between the Company’s projected and actual capital expenditures and operating expenses;
changes in laws, actuarial assumptions, the interest rate environment and the return on plan/trust assets related to the Company’s pension and other post-retirement benefits, which can affect future funding obligations and costs and plan liabilities; the cost and effects of legal and administrative claims against the Company or activist shareholder campaigns to effect changes at the Company; increasing health care costs and the resulting effect on health insurance premiums and on the obligation to provide other post-
retirement benefits; or increasing costs of insurance, changes in coverage and the ability to obtain insurance.
Forward-looking statements include estimates of oil and gas quantities. Proved oil and gas reserves are those quantities of oil and gas which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible under existing economic conditions, operating methods and government regulations.
Other estimates of oil and gas quantities, including estimates of probable reserves, possible reserves, and resource potential, are by their nature more speculative than estimates of proved reserves.  Accordingly, estimates other than proved reserves are subject to substantially greater risk of being actually realized. Investors are urged to consider closely the disclosure in our Form 10-K available at www.nationalfuelgas.com.
You can also obtain this form on the SEC’s website at www.sec.gov.
For a discussion of the risks set forth above and other factors that could cause actual results to differ materially from results referred to in the forward-looking statements, see
“Risk Factors” in the Company’s Form 10-K for the fiscal year ended September 30, 2013 and the Forms 10-Q for the quarters ended December 31, 2013 and March 31, 2014. The
Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date thereof or to reflect the occurrence of unanticipated events.

National Fuel Gas Company
Exceptional Assets, Focused on Execution

1.549 Tcfe of Proved Reserves
(1)
800,000 Net Acres in Pennsylvania
2.9 MMBbl of Crude Oil Production
(2)
$221 Million of Midstream Adjusted EBITDA
(2)
(1)
As of September 30, 2013
(2)
12 months ended March 31, 2014.  Includes the Pipeline & Storage segment and Gathering segment.
Note: A reconciliation of Adjusted EBITDA to Net Income is included at the end of this presentation.

National Fuel Gas Company
Targeting Sustained Growth Over the Next Five Years

2014 – 2018
10-15%
Forecasted
Adjusted EBITDA
CAGR
$164
$167
$169
$160
$172
$177
$131
$121
$111
$137
$161
$176
$45
$280
$327
$377
$397
$492
$537
$581
$632
$668
$704
$852
$934
$0
$250
$500
$750
$1,000
$1,250
2009 2010 2011 2012 2013 12-Months
Ended
3/31/14
2014
Forecast
2015
Forecast
Fiscal Year
Exploration & Production Segment
Gathering Segment
Pipeline & Storage Segment
Utility Segment
Energy Marketing & Other
Note: A reconciliation of Adjusted EBITDA to Net Income as presented on the Consolidated Statement of Income and Earnings Reinvested in the Business is included at the end of this presentation.

National Fuel Gas Company
Capital Spending Adjusts to Capitalize on Opportunities

$56 $58 $58 $58
$72
$85-$95 $90-$100
$53
$38
$129
$144
$56
$115-
$135
$225-
$275
$80
$55
$100-
$145
$100-
$150
$188
$398
$649
$694
$533
$550-
$625
$650-
$750
$307
(1)
$501
$854
$977
$717
$850-
$1,000
$1,065-
$1,275
$0
$250
$500
$750
$1,000
$1,250
$1,500
2009 2010 2011 2012 2013 2014
Forecast
2015
Forecast
Fiscal Year
Exploration & Production Segment
Gathering Segment
Pipeline & Storage Segment
Utility Segment
Energy Marketing & Other
Note:  A reconciliation to Capital Expenditures as presented on the Consolidated Statement of Cash Flows is included at the end of this presentation.
(1)
Does not include the $34.9 MM Seneca Resources Corporation’s acquisition of Ivanhoe’s U.S.-based assets in California, as this was accounted for as an  investment in subsidiaries  on the Statement of Cash Flows, and was not included in the Exploration & Production segment’s Capital Expenditures

National Fuel Gas Company
Maintaining a Strong Balance Sheet

Total Debt
(1)
42%
$3.949 Billion
As of March 31, 2014
2.02 x
1.98 x
1.75 x
1.89 x 1.89 x
1.76 x
0.0
0.5
1.0
1.5
2.0
2.5
2009 2010 2011 2012 2013 12-Months
Ended
3/31/14
Fiscal Year
Debt / Adjusted EBITDA
Capitalization
Shareholders’
Equity
58%
Note:   A reconciliation of Adjusted EBITDA to Net Income is included at the end of this presentation
(1)
Long-Term Debt of $1.649 billion

National Fuel Gas Company
Dividend Track Record

(1) As of May 7, 2014
Current
Dividend Yield
(1)
2.0%
Dividend Consistency
Consecutive Dividend Payments 111 Years
Consecutive Dividend Increases 43 Years
Current Annualized Dividend Rate $1.50 per Share
$0.00
$0.50
$1.00
$1.50
$2.00
Annual Rate at Fiscal Year End

8 Exploration & Production Overview

Seneca Resources
Proven Record of Growth

(1) Represents a three-year average U.S. finding and development cost
2013 F&D Cost = $1.31
Marcellus F&D: $0.99
Doubled Proved Reserves
Since 2010
71% Proved Developed
46.2 46.6
45.2
43.3
42.9 41.6
226
249
428
675
988
1,300
503
528
700
935
1,246
1,549
0
500
1000
1500
2000
2008 2009 2010 2011 2012 2013
At September 30
Natural Gas (Bcf)
Crude Oil (MMbbl)
Fiscal
Years
3-Year
F&D Cost
(1)
($/Mcfe)
2006-2008 $7.63
2007-2009 $5.35
2008-2010 $2.37
2009-2011 $2.09
2010-2012 $1.87
2011-2013 $1.67

Seneca Resources
Delivering Tremendous Production Growth

19.8
19.2
20.5 20.0
20-22
21-23
16.5
43.2
62.9
100.7
135-143
159-197
13.3
49.7
67.6
83.4
120.7
155-165
180-220
0
75
150
225
2010 2011 2012 2013 2014
Forecast
Fiscal Year
Gulf of Mexico (Divested in 2011)
East Division (Appalachia)
West Division (California/Kansas)
Forecast
2015

Seneca Resources
Disciplined Capital Spending

(1)
Does not include the $34.9 MM Seneca Resources Corporation’s acquisition of Ivanhoe’s U.S.-based assets in California, as this was accounted for as an investment in subsidiaries on the Statement of Cash Flows, and was not included in the Exploration & Production segment’s Capital Expenditures

Seneca Resources
LOE: Operating Costs Down; Transportation Costs Up

(1) Represents the midpoint of current General & Administrative Expense guidance of $0.40 to $0.45 per Mcfe for fiscal 2014
(2) The total of the two Lease Operating Expense components represents the midpoint of current Lease Operating Expense guidance of $0.95 to $1.05 per Mcfe for fiscal 2014
Seneca expects to convert its long-term firm
transport (FT) contracts into firm sales (FS)
agreements, with the cost reflected in price
realization.  As such, it is not included in LOE.

Marcellus Shale
Prolific Pennsylvania Acreage

Eastern Development Area (EDA)
Average net revenue interest (NRI): 98%
No lease expiration
No royalty on most acreage
Highly contiguous
Significant economies of scale
1,700 to 2,000 locations de-risked
720,000 Acres 60,000 Acres
No near-term lease expiration
Drilling activity will HBP key acreage
Ongoing development drilling in
Tioga and Lycoming counties
Mostly leased (16-18% royalty)
Seneca Lease
Seneca Fee
Western Development Area (WDA)

Marcellus Shale
EDA Delivering Significant Growth

Covington – Fully Developed
Gross Production: ~50 MMcf per Day
47 Wells Drilled and Producing
DCNR Tract 595
Gross Production: ~80 MMcf per Day
39 Wells Drilled (52 Total Locations)
32 Wells Producing
DCNR Tract 100
Gross Production:  ~300 MMcf per Day
58 Wells Drilled (70 Total Locations)
43 Wells Producing
Gamble
Recently, 30 to 50 future locations
3 Wells Drilled; 1 Well Producing
were added in Lycoming County
1
1
(1)
One well included in this total is drilled into and producing from the Geneseo Shale

Marcellus Shale
EDA – Historical Well Results Are Exceptional

Development Area
Producing
Well Count
Average
IP Rate
(MMcf/d)
Average
7-Day
(MMcf/d)
Average
30-Day
(MMcf/d)
Average
EUR
per Well
(Bcf)
Average
Lateral
Length
EUR per
1,000’ of
Lateral
(Bcfe)
Covington
Tioga
County
47 5.2 4.7 4.1 5.8 4,023’ 1.44
Tract 595
Tioga
County
32 7.4 6.1 5.1 8.1 4,736’ 1.72
Tract 100
Lycoming
County
36 (1) 15.9 14.0 11.6 11.6 5,153’ 2.24
Seneca is the industry leader in Lycoming County
(1) Includes one horizontal well producing from the Geneseo Shale.  Does not include seven new Marcellus Shale wells with less than 30 days of production history.

Marcellus Shale
Seneca’s Lycoming Economics are in the Top 3

Source: ITG IR, raw data provided by didesktop and state agencies
There are an additional 109 breakeven
data points greater than $3.69/Mcf

Marcellus Shale
Huge Position – Varies in Understanding

Seneca Lease
Seneca Fee
Tier I
~200,000 Acres
Northeast Core
~30,000 acres in NE Core
Tier I Acres
~200,000 acres
Economic at $2.80 to $3.80/Mcfe
Longer-Term Evaluation
~250,000 acres
(Minimal Lease Expiration)
Requires Gas Price Above $4/Mcf
~300,000 acres
Understanding Seneca’s
780,000 Net Acres
Size of combined EDA
current development areas

Marcellus Shale
2013 & 2014 WDA Delineation Program

Rich Valley – Full Development
2 Wells Completed
7-Day IP of 7.8 MMcf/d & EUR of 7.4 Bcf
2
nd
Well 7-Day IP: 4.5 MMcf/d
Clermont – Full Development
2 Wells Completed
9H: 7-Day IP of 10 MMcf/d & EUR of 8.6 Bcf
10H: 7-Day IP of 7.3 MMcf/d & EUR of 6.6 Bcf
Owl’s Nest – Delineating
2 High Btu Wells Completed
Tested Two Completion Designs
Church Run – Delineating
1 Well Completed
Tionesta – Delineating
1 Well Completed
Heath – Delineating
1 Well Planned
Seneca Operated
Sulger Farms – Delineating
1 Well Drilled
Hemlock – Delineating
1 Well Drilled
Ridgway – Delineating
1 Well Completed
2013 Drill Program
2014 Drill Program
SRC Lease Acreage
SRC Fee Acreage
EOG Earned JV Acreage

Marcellus Shale
Strong Wells Across WDA Acreage

Well Name
Completion
Design
Treatable
Lateral
Length Stages
Peak
24-Hour
Rate
(MMcfd)
Peak
7-Day
Rate
(MMcfd)
EUR
(Bcf) Status
Clermont 9H RCS
1
5,500’ 37 11.4 10.0 8.6 Producing
Clermont 10H Non-RCS 5,565’ 23 8.1 7.3 6.9 Producing
Rich Valley 27H RCS 6,372’ 42 8.1 7.8 7.9 Producing
Rich Valley 25H RCS 4,492’ 30 5.0 4.5 4.5 Producing
Ridgway 19H RCS 5,537’ 37 7.1 6.4 6-8
Flowback
Test
Church Run 2H RCS 4,435’ 29 4.8 4.5 4.5-5.5 Producing
Owl’s Nest 54H RCS 6,139’ 41 6.1 5.8 4-7
Flowback
Test
(1)
RCS – Reduced Cluster Spacing

Marcellus Shale
Clermont Wells Improved from Early Non-Op JV Wells

Clermont 5H & 6H (Non-op wells)
Avg. lateral length: 3,344’
Small casing: 4.5”
Restricted pump rates
Wide stage spacing: 350’
No “soaking”, low Sw’s
Clermont 9H & 10H (Seneca wells)
Avg. lateral length: >5,500’
Larger casing: 5.5”
Increased pump rates
9H (RCS): 150’ spacing
10H (Standard): 240’ spacing
“Soaked” both wells: 30 Days

Marcellus Shale Clermont/Rich Valley RCS Wells Outperforming Typecurve 21

Marcellus Shale
CRV is in Full Development Mode

Marcellus Faults
Marcellus & Basement Faults
200-250 Horizontal Locations
SRC Lease Acreage
SRC Fee Acreage
Planned Wells
Drilled Wells
Producing Wells
Pad D08-N:
Spacing Test
JV Wells
Pad
E09-H
Pad
E09-E
Rich Valley 2
nd
Well
7-day IP: 4.5 MMcf/d
Lateral Length: 4,492’
Rich Valley
7-day IP: 7.8 MMcf/d
EUR: 7.4 BCF
Lateral Length: 6,372’
Clermont
RCS: 9H 7-day IP:  10.0 MMcf/d
(EUR: 8.6 Bcf)
Non-RCS: 10H 7-day IP:  7.4 MMcf/d
Pad
D08-G
Pad
C08-F
Pad
D09-D
Pad
C08-G

Marcellus Shale 200,000 Acres With 6-8 Bcfe EUR Wells 23 Note: Assumes 6,000’ treated lateral length

Marcellus Shale
~2,000 Economic Locations at $2.00 to $3.80/Mcfe

Prospect County Product
Approx.
Remaining
Locations
EUR
(Bcfe) BTU
IRR (1) @
$4/MMBtu
15% IRR (1)
Breakeven Price
($/Mcf)
Tract 100 Lycoming Dry Gas 28 11.5-12.5 1,030 90% $1.92
Gamble Lycoming Dry Gas 29 10-11 1,030 77% $2.05
Tract 595 Tioga Dry Gas 20 8.1 1,030 45% $2.63
Clermont/Rich Valley Elk/Cameron Dry Gas 228 6-8 1,050 38% $2.80
Ridgway Elk Dry Gas 450-570 6-8 1,111 26% $3.30
Hemlock Elk Dry Gas 130-170 6-8 1,070 23% $3.40
Church Run Elk Dry Gas 60-70 6-8 1,125 22% $3.45
(W) West Branch McKean Dry Gas 47 6-8 1,050 22% $3.48
Covington Tioga Dry Gas Developed 5.8 1,030 22% $3.49
Heath Jefferson Dry Gas 260-330 5-8 1,060 19% $3.65
Sulger Farms Jefferson Dry Gas 170-210 5-8 1,020 19% $3.66
Owl’s Nest/James City Elk/Forest Dry Gas 120-160 5-8 1,125 18% $3.69
Boone Mt. Elk Dry Gas 230-290 4-6 1,020 18% $3.76
Church Run Elk Wet Gas 40-50 2-4 1,140 13% $4.32
Tionesta Forest/Venango
Wet Gas/
Liquids
300-340 4-6 1,325 12% $4.50
Owl’s Nest/James City Elk/Forest Wet Gas 150-180 4-6 1,140 11% $4.51
Mt. Jewett McKean Wet Gas 90-110 2-4 1,140 6% $5.50
Beechwood Cameron Dry Gas 210-280 2-4 1,030 2% $7.14
Red Hill Cameron Dry Gas 150-200 2-4 1,030 2% $7.14
2013 Appraisal prospects
2014 Appraisal prospects
Internal Rate of Return (IRR) includes estimated well costs under current cost structure, LOE, and Gathering tariffs anticipated for each prospect
(1)

Natural Gas Marketing
How Does Seneca Sell its Production?

Well Head
Interconnection
with Interstate
Pipeline Network
Gathering
System
3rd Party
Marketer
(or spot market)
Firm Transport
Demand Center
(firm sales or
spot market)
Contracted Basis
Differential
FT Rate
Breakeven economics based on a
realized price after gathering
Spot Market

Natural Gas Marketing
Adding Long-Term Firm Transport to the Portfolio

Project
Volume
(Dth/d)
In-Service
Date Comments
Northeast Supply
Diversification Project (TGP)
50,000 2012
Executed firm sales agreements for entire
capacity over 10 years
Niagara Expansion (TGP/NFG) 170,000
November
2015
Executed firm sales agreements for 140,000
Dth/d for the entire 15 years
Atlantic Sunrise (Transco) 189,405 2017 Evaluating marketing opportunities
Agreements Executed
Project
Volume
(Dth/d)
Target In-
Service
Date Comments
Northern Access 2016 (NFG)/
TransCanada Open Season
350,000 2016
Evaluating market potential for transportation
path from WDA into Canada
Under Evaluation
Additional current and future Appalachian marketing
opportunities are continuously under evaluation

Natural Gas Marketing
Significant Base of Long-Term Firm Contracts

Atlantic Sunrise
Northern Access 2016
(Under Evaluation)
Niagara Expansion/
Northern Access 2015
-
250
500
750
1,000
2014 2015 2016 2017 2018 2019 2020 2021 2022 2023
Gross Firm Sales Firm Transport
Over time, Seneca plans to convert most or all of its
firm transportation capacity to firm sales agreements

Natural Gas Marketing
Firm Sales Provide a Market for Appalachian Production

(1) Subject to change in transport rates on TransCanada Pipeline
28
EDA 311,834 MMBtu/Day 270,036 MMBtu/Day 230,036 MMBtu/Day
WDA 21,314 MMBtu/Day 41,100 MMBtu/Day 20,000 MMBtu/Day
Values shown represent the price or differential to a reference price (netback price) at the first non-affiliated interstate pipeline, including the cost of all related downstream transportation.

Natural Gas Marketing Current Natural Gas Hedge Positions 29 (1) 2014 hedge positions are for the remaining six months of the fiscal year. Full details can be found in the appendix. (1)

Natural Gas Marketing
Current Hedge Book has Seneca Positioned Very Well

(1) 2014 hedge positions are for the remaining six months of the fiscal year
Note: Hedge positions for fiscal years 2016-2018 reflect the midpoint of Seneca’s target annual production growth (20%) starting with the midpoint of Fiscal 2015 guidance (180-220 Bcfe)
Natural Gas $4.07/MMBtu $4.10/MMBtu $4.12/MMBtu $4.23/MMBtu $4.59/MMBtu
Crude Oil $100.22/Bbl $95.27/Bbl $92.95/Bbl $92.30/Bbl $91.00/Bbl
(1)

Natural Gas Marketing
FY 2014 Production – Firm Sales & Hedge Composition

Price Certainty
Seneca has an additional ~13 Bcf of
NYMEX hedges to help mitigate
commodity exposure on its sales
Price Certainty
There were no spot
volume curtailments in
April 2014
64 Bcf
29
Bcf
13.7 Bcf
0.5 Bcf
13.5 Bcf
11 Bcf
7.3 Bcf
135-143
0
30
60
90
120
150
Q1 & Q2                                          DOM
Production
NYMEX
Firm Sales Firm Sales
Fixed Price
Sales
EDA
Spot Sales
WDA                      Total
Spot Sales East Division
Production

Natural Gas Marketing
FY 2015 Production – Firm Sales & Hedge Composition

Price Certainty
Seneca will continue to pursue firm
sales agreements to mitigate spot
market exposure during the year
Price Certainty
54 Bcf
17.8 Bcf
4 Bcf
56 Bcf
36 Bcf
10.2 Bcf
159-197
0
50
100
150
200
NYMEX
Firm Sales
DOM
Firm Sales
Dawn                              EDA
Firm Sales Spot Sales
WDA
Spot Sales
Total
East Division
Production

Geneseo Shale
Path to Geneseo Development – 2018/2019 Start

1
st
Well (Tract 100 – Pad N)
Peak IP: 14.1 MMcf per day
30-Day Average Rate: 8.6 MMcf per day
Estimated EUR: 7.0 Bcf
Lateral Length: 4,920’
Frac Stages: 33 stages
Current developed infrastructure from DCNR
100 & Gamble:
13 well pads
3 compressor pads
3 water impoundments
Gathering infrastructure
Savings estimate of ~$300,000 per well from
shared infrastructure
•
>125 Wells
•
Water Infrastructure = $13MM
•
Usable Pads = $16MM
•
Road Infrastructure = $16MM
Tract 100/Gamble (Lycoming County)
Geneseo Well

Point Pleasant & Utica Shale
Industry Activity & 2014 Appraisal Program

MT JEWETT
Horizontal: Completed September 2013
Peak 24-Hour Rate: 8.5 MMcf/d
RANGE RESOUCES
1.4 MMcf/d
“Not Effectively
Stimulated”
HALCON
2.5 MMcf/d,
360 Bbls/d
HALCON
4.5 MMcf/d,
860 Bbls/d
HALCON
6.6 MMcf/d,
750 Bbls/d
REX
9.2 MMcf/d
RANGE
4.4 MMcf/d
CHESAPEAKE
6.4 MMcf/d
TIONESTA
Horizontal: Completed Fall 2012
Peak 24-Hour Rate: 3.9 MMcf/d
HEATH
Core Pilot
DCNR 007
Core & Drill

California
Stable Production Fields; Modest Growth Potential

East Coalinga
Temblor Formation
Primary
North Lost Hills
Tulare & Etchegoin Formation
Primary/Steamflood
South Lost Hills
Monterey Shale
Primary
North Midway Sunset
Tulare & Potter Formation
Steamflood
South Midway Sunset
Antelope Formation
Steamflood
Sespe
Sespe Formation
Primary
Key Areas of Focus in 2014
1. East Coalinga Evaluation
2. South Midway Sunset Extensions
3. South Lost Hills Monterey Evaluation

California
East Coalinga Summary

Production has increased from 214 BOPD to
849 BOPD
• Highest on leases since 2000
Drilled 12 evaluation wells in 2013
• Producing ~150 BOPD
Currently drilling 33 new producers and 2
water disposal wells in 2014

California
South Midway Sunset Has Delivered Significant Growth

252 Pool
97X Pool
SE Pool
251 Pool
B Pool
A Pool
Extended Pool Boundary
Original Pool Boundary
Existing Wells
1000’
16X Pool
Seneca Acquired
in June 2009
Highlights Since Acquisition
Increased daily production 310% to
approximately 1,700 BOPD
Drilled 102 new producers
Added 3.3 MMBO of proven reserves
Increased steam capacity by 280%
Identified opportunities for additional
pool development

California
Evaluating the Monterey Shale at South Lost Hills

Upper Antelope A
Upper Antelope B
Truman 1H
2013
190 BOEPD
Citrus 2H
Waiting on
Completion
Truman 2H
Waiting on
Completion
GR
SP
ResD
Brittleness
Gas
Oil
18 potential locations in
each of the three
horizons (concept)
Seneca Lease
1000’
Lower Reef Ridge
McDonald
Citrus 11

California
Limited Growth Opportunities, But Strong Economics

Field
Average
Well Cost
Average
EUR
(MBO)
Estimated
IRR
@$100/Bbl
Fiscal 2014
Locations
South Midway Sunset $250,000 30 75% 23
East Coalinga $400,000 40 50% 33
Sespe – Coldwater $2,800,000 180 35% 4

California Modest Growth Anticipated in 2014 and 2015 40 Forecast Fiscal Year

California
Outstanding Cash Flow
(1)

(1) Adjusted EBITDA and Capital Expenditures represent Seneca Resources Corporation’s West Division, which includes its activity in Kansas.  A reconciliation of Adjusted EBITDA to Net Income is included at the end of this presentation.

California
Looking Forward

1. Manage decline of base
production
2. Pursue and develop opportunities
for growth from current assets
Sespe
East Coalinga
South Midway Sunset
3. Continue to pursue additional
acquisition and farm-in
opportunities

Seneca Resources
What Will Seneca Look Like Moving Forward?

Consistent Production Growth: 15-25% CAGR
Driven by a very large, high-quality Appalachian acreage position
Maintain Oil Production Expand When Possible
Excellent operator and significant cash flow generation
Disciplined Spending Driven by Rates of Return
Pace of development adapts to changing market dynamics
A Leader in Technology, Safety & Environmental Responsibility
Maintain a leadership role in using technology and developing best practices

44 Midstream Businesses Overview

Midstream Businesses Positioned to Serve Seneca’s Rapidly Growing Production 45

Gathering
Gathering is the First Step to Reaching a Market

TGP 300
Transco
TGP 200
Trout Run
Gathering System
(In-Service)
Covington
Gathering System
(In-Service)
Clermont
Gathering System
(Under Construction)
Gathering Interconnects
(In-Service and Under
Construction)

Gathering
Existing Systems Supporting Seneca’s Near-Term Growth

Covington Gathering System
In-service date: November 2009
Capacity: 220,000 Dth per day
Interconnect: TGP 300
Capital expenditures (to date): $31.2 million
Trout Run Gathering System
In-service date: May 2012
Capacity: 466,000 to 585,000 Dth per day
Interconnect: Transco – Leidy Lateral
Capital expenditures (to date): $144 million
Capital expenditures (future): $50 to $80 million
Interconnects

Gathering
Clermont Gathering System has Large Expandability

C
Clermont Gathering
System
In-Service: Ongoing build-out
Ultimate Trunkline Capacity:
700 to 1,000 MMcf per day
Interconnects
TGP 300 and National Fuel
Gas Supply Corporation
(anticipated)
Capital:
2014: $60- $92 million
2015: $75 - $125 million
Seneca Pads Connected
Up to 25 pads connected
following the 2015
expansion
C
C
Compressor Station
Interconnect
C

Gathering Capital Deployment Will Deliver Long-Term Growth 49 Revenue Growth (2013 to 2015): ~60% CAGR Capital Investment (2013 to 2015): ~60% CAGR

Pipeline & Storage Project Opportunities to Support WDA Growth 50 Develop multiple outlets to high-value markets

Pipeline & Storage
Expansions to Move Gas from the WDA are Significant

Projects to Support WDA Growth
Project Capacity (Dth/day)
Northern Access 2015 140,000
Northern Access 2016¹
350,000
Total New Capacity 490,000
Project Capital Cost
Northern Access 2015 $66 million
Northern Access 2016¹
$410 million
Total Capital
Expenditures
$476 million
Northern
Access 2015
(November 2015)
Northern
Access 2016
(2016)
Clermont
(1) Previously referred to as the Clermont to Chippawa expansion project

Pipeline & Storage
Major Expansion Designed for Canadian Deliveries

In-Service: November 2015
System: NFG Supply Corp.
Capacity: 140,000 Dth per day
Lease to TGP (Kinder) as part of
their Niagara Expansion project
Interconnect
Niagara (TransCanada)
Total Cost: $66 Million
Major Facilities
23,000 HP Compressor
Northern Access 2015
Northern
Access 2015
(November 2015)
Clermont

Pipeline & Storage
Northern Access 2016 Provides Additional Access to Canada

In-Service: 2016
System: NFG Supply Corp. &
Empire Pipeline, Inc.
Capacity
350,000 Dth per day
Interconnect
Chippawa (TransCanada)
Total Cost: ~$410 Million
Northern
Access 2016
(2016)
Clermont
Northern Access 2016
(1)
(1) Previously referred to as the Clermont to Chippawa expansion project

Pipeline & Storage
Recent 3
rd
Party Expansions Have Been Highly Successful
54
Completed Expansions
for 3 Parties
Project
Capacity
(Dth/day)
Northern Access 2012 320,000
Tioga County Extension 350,000
Line N (2011, 2012 & 2013) 353,000
Total New Capacity 1,023,000
Project Capital Cost
Northern Access 2012 $72 million
Tioga County Extension $58 million
Line N (2011, 2012 & 2013) $104 million
Total Capital Expenditures $234 million
Northern
Access 2012
Tioga County
Extension
Line N Projects
rd

Pipeline & Storage
Additional Line N Expansions Planned for the Future

In-Service: November 2014
System: NFG Supply Corp.
Capacity: 105,000 Dth per day
Precedent agreements signed for all
available capacity
Interconnect
Mercer (TGP Station 219)
Total Cost: $34 Million
Expansion: $30 million
System Modernization: $4 million
Major Facilities
3,550 HP Compressor
2.1 miles – 24” Replacement Pipeline
Mercer Expansion
Mercer
(TGP Station 219)
Mercer
Expansion

Mercer
(TGP Station 219)
Pipeline & Storage
Pairing Line N Expansions with System Modernization
56
In-Service: November 2015
System: NFG Supply Corp.
Capacity: 175,000 Dth per day
Precedent agreements signed for all
available capacity
Interconnect
Mercer (TGP Station 219)
Holbrook (TETCO)
Total Cost: $76 Million
Expansion: $39 million
System Modernization: $37 million
Major Facilities
3,550 HP Compressor
23.3 miles – 24” Replacement Pipeline
Westside Expansion &
Modernization
Holbrook (TETCO)
Westside
Expansion &
Modernization

Pipeline & Storage
Developing Unique Solutions for Shippers

In-Service: November 2015
System: NFG Supply & Empire Pipeline
New No-Notice Services
Preserving 172,500 Dth per day (RG&E)
Preserving 20,000 Dth per day (NYSEG)
Retained Storage: 3.3 Bcf
New Incremental Transportation
Capacity of 49,000 Dth per day
Precedent agreements executed with
RG&E and NYSEG
Negotiating an additional precedent
agreement with a third shipper
Interconnect
Tuscarora (NFG/Supply)
Total Cost: $45 Million
Major Facilities
1,500 HP Compressor
17 miles – 12” Pipeline
Tuscarora Lateral
Tuscarora
Lateral

Pipeline & Storage
Significant Expansions Are Driving Growth

Completed Projects (Since 2009)
Recent Capacity Additions
1,113,000
Dth/day
Line N Corridor
Line “N” Expansion
Line “N” 2012 Expansion
Line “N” 2013 Expansion
Mercer Expansion
West Side Expansion
Total Capacity
633 MDth/d
Delivering Gas North
Tioga County Extension
Northern Access 2012
Northern Access 2015
Northern Access 2016 (1)
Total Capacity
1,160 MDth/d
Other Projects
Lamont Compressor
Tuscarora Lateral
Total Capacity
154 MDth/d
Planned Projects (2014 -2015)
Precedent Agreements Executed
Planned Capacity Additions
484,000
Dth/day
Potential Projects (2016+)
Currently Evaluating
Potential Capacity Additions
350,000
Dth/day
Total (2009-2016+)
Capacity Additions
1,947,000
Dth/day
(1) Previously referred to as the Clermont to Chippawa expansion project

Pipeline & Storage
Expansion Project Revenue Growth

Larger projects under consideration
for fiscal 2016 and 2017 will drive
significant revenue growth
Annual Expansion Revenue
Projects Placed in Service Since Fiscal 2011

60 Utility Overview

Utility
New York & Pennsylvania Service Territories

Total Customers: 522,000
Rate Mechanisms:
Natural Gas Vehicle Pilot Program
Target ROE: 9.1% (Litigated - 2007)
Pennsylvania
Total Customers: 213,000
Rate Mechanisms:
ROE: Black Box Settlement (2007)
New York
Revenue Decoupling
Weather Normalization
Low Income Rates
Choice Program/Purchase of
Receivables
Merchant Function Charge
(Uncollectibles Adjustment)
90/10 Sharing (Large Customers)
Low Income Rates
Choice Program/Purchase of
Receivables
Merchant Function Charge

Utility
Customer Usage

Residential Usage Industrial Usage
(1) Weighted Average of New York and Pennsylvania service territories (assumes normal weather)
80
90
100
110
120
12-Months Ended March 31
15
20
25
30
35
12-Months Ended March 31

Utility
Ongoing Cost Control Helps Provide Earnings Stability

$178
$164
$167
$168
$168
$172
$178
$25
$27
$14
$11
$9
$6
$7
$203
$191
$181
$179
$177
$178
$185
$0
$50
$100
$150
$200
$250
2008 2009 2010 2011 2012 2013 12 Months
Ended
3/31/14
Fiscal Year
All Other O&M Expenses O&M Uncollectible Expense

Utility
Capital Spending Largely Focused on Maintenance

The Utility remains focused
on spending to maintain
the ongoing safety and
reliability of its system
$44.4
$45.0
$44.3
$43.8
$48.1
$56.2
$58.0
$58.4 $58.3
$72.0
$85-$95
$90-$100
$0
$20
$40
$60
$80
$100
2009
2010 2011 2012 2013 2014
Forecast
2015
Forecast
Fiscal Year
Capital Expenditures for Safety
Total Capital Expenditures

Utility
Achieved a Settlement in New York

March 27, 2013
Filed a plan with the
NY PSC to adopt an
earnings sharing and
stabilization
mechanism on
earnings above a
9.96% ROE
April 19, 2013
NY PSC issued an
Order to Show Cause
(OTSC) commencing
a proceeding to
establish “temporary
rates”
June 1, 2013
OTSC
suggests
“temporary
rates” could
become
effective
NY PSC approved the Joint
Proposal on May 8, 2014
May 8, 2013
Company responds
to OTSC
June 14, 2013
“Temporary rates”
become effective
July 26, 2013
Settlement
discussions
commence for
permanent
rates
December 6, 2013
Joint Proposal filed
October 1, 2013
Effective date of
two-year rate plan
under proposed
settlement

National Fuel Gas Company
A History of Success & A Future of Opportunity

30% CAGR
Since 2009
Adjusted
EBITDA
Growth
Production
Growth
Midstream
Businesses
Adjusted
EBITDA
10-15% CAGR
2014 to 2018
Adjusted
EBITDA
Growth
15-25% CAGR
2014 to 2018
Production
Growth
10-15% CAGR
2014 to 2018
Midstream
Businesses
Adjusted
EBITDA
A History of Success
10% CAGR
Since 2009
10% CAGR
Since 2009
Note: A reconciliation of Adjusted EBITDA to Net Income as presented on the Consolidated Statement of Income and Earnings is included at the end of this presentation.
A Future of Opportunity

67 Appendix

National Fuel Gas Company
Current Hedge Positions

Fiscal
Year
NYMEX
Volume
(MMBtu)
Average
Price
($/MMBtu)
Dominion
Volume
(MMBtu)
Average
Price
($/MMBtu)
SoCal
Volume
(MMBtu)
Average
Price
($/MMBtu)
Total
Volume
(MMBtu)
Average
Price
($/MMBtu)
2014 (1) 44,100,000 $4.07 14,400,000 $4.06 600,000 $4.35 59,100,000 $4.07
2015 69,590,000 $4.16 18,720,000 $3.88 1,200,000 $4.35 89,510,000 $4.10
2016 37,740,000 $4.25 18,840,000 $3.88 - - 56,580,000 $4.12
2017 24,960,000 $4.49 18,840,000 $3.88 - - 43,800,000 $4.23
2018 5,550,000 $4.59 - - - - 5,550,000 $4.59
Natural Gas Hedges
Fiscal
Year
MWSS
Volume
(Bbl)
Average
Price
($/Bbl)
Brent
Volume
(Bbl)
Average
Price
($/Bbl)
NYMEX
Volume
(Bbl)
Average
Price
($/Bbl)
Total
Volume
(Bbl)
Average
Price
($/Bbl)
2014 (1)
312,000 $95.68 672,000 $102.32 - - 948,000 $100.22
2015
258,000 $92.10 903,000 $98.42 396,000 $90.14 1,557,000 $95.27
2016
36,000 $92.10 933,000 $95.18 300,000 $86.09 1,269,000 $92.95
2017
- - 384,000 $92.30 - - 384,000 $92.30
2018
- - 75,000 $91.00 - - 75,000 $91.00
Crude Oil Hedges
(1) 2014 hedge positions are for the remaining six months of the fiscal year

National Fuel Gas Company
Comparable GAAP Financial Measure Slides and Reconciliations

This presentation contains certain non-GAAP financial measures.  For pages that contain non-GAAP financial measures, pages containing the most directly comparable GAAP financial measures and reconciliations are provided in the slides that follow.
The Company believes that its non-GAAP financial measures are useful to investors because they provide an alternative method for assessing the
Company’s ongoing operating results, for measuring the Company’s cash flow and liquidity, and for comparing the Company’s financial performance to other companies. The Company’s management uses these non-GAAP financial measures for the same purpose, and for planning and forecasting purposes.
The presentation of non-GAAP financial measures is not meant to be a substitute for financial measures prepared in accordance with GAAP.
The Company defines Adjusted EBITDA as reported GAAP earnings before the following items: interest expense, depreciation, depletion and amortization, interest and other income, impairments, items impacting comparability and income taxes.

Reconciliation of Adjusted EBITDA to Consolidated Net Income
($ Thousands)
FY 2009 FY 2010 FY 2011 FY 2012
Exploration & Production - West Division Adjusted EBITDA 171,572 $            187,838 $            187,603 $            226,897 $            215,042 $               212,153 $
Exploration & Production - All Other Divisions Adjusted EBITDA 108,139               139,624               189,854               170,232               277,341                  324,820
Total Exploration & Production Adjusted EBITDA 279,711 $            327,462 $            377,457 $            397,129 $            492,383 $               536,973 $
Total Adjusted EBITDA
Exploration & Production Adjusted EBITDA 279,711 $            327,462 $            377,457 $            397,129 $            492,383 $               536,973 $
Pipeline & Storage Adjusted EBITDA 130,857               120,858               111,474               136,914               161,226                  175,852
Gathering Adjusted EBITDA (141)                       2,021                     9,386                     14,814                  29,777                     45,478
Utility Adjusted EBITDA 164,443               167,328               168,540               159,986               171,669                  177,432
Energy Marketing Adjusted EBITDA 11,589                  13,573                  13,178                  5,945                     6,963                        7,942
Corporate & All Other Adjusted EBITDA (5,434)                   408                        (12,346)                (10,674)                (9,920)                      (9,395)
Total Adjusted EBITDA 581,025 $            631,650 $            667,689 $            704,114 $            852,098 $               934,282 $
Total Adjusted EBITDA 581,025 $            631,650 $            667,689 $            704,114 $            852,098 $               934,282 $
Minus: Net Interest Expense (81,013)                (90,217)                (75,205)                (82,551)                (89,776)                   (92,497)
Plus:  Other Income 9,762                     6,126                     5,947                     5,133                     4,697                        7,548
Minus: Income Tax Expense (52,859)                (137,227)              (164,381)              (150,554)              (172,758)                 (195,543)
Minus: Depreciation, Depletion & Amortization (170,620)              (191,199)              (226,527)              (271,530)              (326,760)                 (357,488)
Minus: Impairment of Oil and Gas Properties (E&P) (182,811)              -                         -                         -                         -                            -
Plus/Minus: Income/(Loss) from Discontinued Operations, Net of Tax (Corp. & All Other) (2,776)                   6,780                     -                         -                         -                            -
Plus: Gain on Sale of Unconsolidated Subsidiaries (Corp. & All Other) -                         -                         50,879                  -                         -                            -
Plus: Elimination of Other Post-Retirement Regulatory Liability (P&S) -                         -                         -                         21,672                  -                            -
Minus: Pennsylvania Impact Fee Related to Prior Fiscal Years (E&P) -                         -                         -                         (6,206)                   -                            -
Minus: New York Regulatory Adjustment (Utility) -                         -                         -                         -                         (7,500)                      (7,500)
Minus: Plugging and Abandonment Accrual (E&P) -                         -                         -                         -                         -                            (5,002)
Rounding -                         -                         -                         (1)                            -                            -
Consolidated Net Income 100,708 $            225,913 $            258,402 $            220,077 $            260,001 $               283,800 $
Consolidated Debt to Total Adjusted EBITDA
Long-Term Debt, Net of Current Portion (End of Period) 1,249,000 $         1,049,000 $         899,000 $            1,149,000 $         1,649,000 $           1,649,000 $
Current Portion of Long-Term Debt (End of Period) -                         200,000               150,000               250,000               -                            -
Notes Payable to Banks and Commercial Paper (End of Period) -                         -                         40,000                  171,000               -                            -
Total Debt (End of Period) 1,249,000 $         1,249,000 $         1,089,000 $         1,570,000 $         1,649,000 $           1,649,000 $
Long-Term Debt, Net of Current Portion (Start of Period) 999,000               1,249,000            1,049,000            899,000               1,149,000               1,649,000
Current Portion of Long-Term Debt (Start of Period) 100,000               -                         200,000               150,000               250,000                  -
Notes Payable to Banks and Commercial Paper (Start of Period) -                         -                         -                         40,000                  171,000                  -
Total Debt (Start of Period) 1,099,000 $         1,249,000 $         1,249,000 $         1,089,000 $         1,570,000 $           1,649,000 $
Average Total Debt 1,174,000 $         1,249,000 $         1,169,000 $         1,329,500 $         1,609,500 $           1,649,000 $
Average Total Debt to Total Adjusted EBITDA 2.02 x 1.98 x 1.75 x 1.89 x 1.89 x 1.76 x
FY 2013
12-Months
Ended 3/31/14

Reconciliation of Segment Capital Expenditures to
Consolidated Capital Expenditures
($ Thousands)
FY 2014
FY 2009 FY 2010 FY 2011 FY 2012 FY 2013 Forecast
Capital Expenditures from Continuing Operations
Exploration & Production Capital Expenditures 188,290 $   398,174 $         648,815 $         693,810 $         533,129 $         $550,000-625,000
Pipeline & Storage Capital Expenditures 52,504         37,894              129,206            144,167            56,144 $           $115,000-135,000
Gathering Segment Capital Expenditures 9,433           6,538                 17,021              80,012              54,792 $           $100,000-145,000
Utility Capital Expenditures 56,178         57,973              58,398              58,284              71,970 $           $85,000-95,000
Energy Marketing, Corporate & All Other Capital Expenditures 396              773                     746                     1,121                 1,062 $             -
Total Capital Expenditures from Continuing Operations 306,801 $   501,352 $         854,186 $         977,394 $         717,097 $         $850,000-1,000,000
Capital Expenditures from Discountinued Operations
All Other Capital Expenditures 216              150 $                 - $                   - $                   - $                   - $
Plus (Minus) Accrued Capital Expenditures
Exploration & Production FY 2013 Accrued Capital Expenditures - $            - $                   - $                   - $                   (58,478) $          - $
Exploration & Production FY 2012 Accrued Capital Expenditures -               -                      -                      (38,861)             38,861              -
Exploration & Production FY 2011 Accrued Capital Expenditures -               -                      (103,287)           103,287            -                      -
Exploration & Production FY 2010 Accrued Capital Expenditures -               (78,633)             78,633              -                      -                      -
Exploration & Production FY 2009 Accrued Capital Expenditures (9,093)          19,517              -                      -                      -                      -
Pipeline & Storage FY 2013 Accrued Capital Expenditures -               -                      -                      -                      (5,633)               -
Pipeline & Storage FY 2012 Accrued Capital Expenditures -               -                      -                      (12,699)             12,699              -
Pipeline & Storage FY 2011 Accrued Capital Expenditures -               -                      (16,431)             16,431              -                      -
Pipeline & Storage FY 2010 Accrued Capital Expenditures -               -                      3,681                 -                      -                      -
Pipeline & Storage FY 2008 Accrued Capital Expenditures 16,768         -                      -                      -                      -                      -
Gathering FY 2013 Accrued Capital Expenditures -               -                      -                      -                      (6,700)               -
Gathering FY 2012 Accrued Capital Expenditures -               -                      -                      (12,690)             12,690              -
Gathering FY 2011 Accrued Capital Expenditures -               -                      (3,079)               3,079                 -                      -
Gathering FY 2009 Accrued Capital Expenditures (715)             715                     -                      -                      -                      -
Utility FY 2013 Accrued Capital Expenditures -               -                      -                      -                      (10,328)             -
Utility FY 2012 Accrued Capital Expenditures -               -                      -                      (3,253)               3,253                 -
Utility FY 2011 Accrued Capital Expenditures -               -                      (2,319)               2,319                 -                      -
Utility FY 2010 Accrued Capital Expenditures -               -                      2,894                 -                      -                      -
Total Accrued Capital Expenditures 6,960 $        (58,401) $          (39,908) $          57,613 $           (13,636) $          - $
Eliminations (344) $          - $                   - $                   - $                   - $                   - $
Total Capital Expenditures per Statement of Cash Flows 313,633 $   443,101 $         814,278 $         1,035,007 $     703,461 $         $850,000-1,000,000